UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 19, 2015

Adaptive Medias, Inc.

(Exact name of registrant as specified in its charter)

000-54074

(Commission File Number)

Nevada	26-0685980
(State or other jurisdiction	(I.R.S. Employer
of Incorporation)	Identification No.)

16795 Von Karman Ave., #240

Irvine, CA 92606

(Address of principal executive offices)

949-525-4466

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 19, 2015, the Board of Directors of Adaptive Medias, Inc., a Nevada corporation (the “Company”), unanimously adopted amended and restated bylaws (the “Restated Bylaws”) of the Company, effective immediately. The Restated Bylaws shall amend, restate and replace in their entirety the existing bylaws of the Company by including the adoption or amendment of certain provisions related to the general powers of the Board of Directors, the establishment of committees of the Board of Directors and amendments to the Restated Bylaws. The foregoing summary of the Restated Bylaws does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Restated Bylaws, which are filed as Exhibit 3.1 hereto, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws, dated May 19, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2015	ADAPTIVE MEDIAS, INC.

/s/ Omar Akram
Omar Akram President and Chief Financial Officer